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                                                                Exhibit 10.12


THE WARRANTS REPRESENTED BY THIS CERTIFICATE ("WARRANTS") AND THE UNDERLYING WARRANT SHARES ("WARRANT SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE WARRANTS MAY NOT BE EXERCISED OFFERED OR SOLD UNLESS, IN EACH CASE, THE WARRANTS AND WARRANT SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, AS EVIDENCED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED AND ENCUMBERED SUBJECT TO THE PROVISIONS CONTAINED HEREIN.

                       WARRANTS TO PURCHASE COMMON STOCK

        MICROTEL INTERNATIONAL, INC., a Delaware corporation (the "Company") hereby grants to the entrenet Group, L.L.C. (the "Holder") __________________ (_______) transferable warrants (the "Warrants") for the purchase of common stock of the Company (the "Common Stock"), with each whole Warrant entitling the Holder to purchase one share of Common Stock (each a "Warrant Share" and collectively the "Warrant Shares") on the terms and subject to the conditions set forth herein. The Warrants have been issued as part of a larger private offering by the Company described in a certain Confidential Offering Memorandum of the Company dated March 21, 1997.

        1. TERM. The Warrants may be exercised, in whole or in part, at any time and from time to time from the date hereof until 5:00 Pacific Time on April __, 2000 (the "Exercise Period").

        2. EXERCISE PRICE. The initial exercise price of each whole Warrant shall be $2.66 (the "Exercise Price"). The Exercise Price shall be subject to adjustment as provided in Section 10.

        3. EXERCISE OF WARRANTS. The Warrants are exercisable on the terms provided herein at any time during the Exercise Period by the surrender of this certificate to the Company at its principal office together with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, accompanied by payment in full, in immediately available funds, of the amount of the aggregate Exercise Price of the Warrant Shares being purchased upon such exercise. The Holder shall be deemed the record owner of such Warrant Shares as of and from the close of business on the date on which this certificate is surrendered together with the completed Notice of Exercise and payment in full as required above (the "Exercise Date"). The Company agrees that the Warrant Shares so purchased shall be issued as soon as practicable thereafter. It shall be a condition to the exercise of the Warrants that the


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Holder or any transferee hereof provide an opinion of counsel reasonably satisfactory to the Company that the Warrants and the Warrant Shares to be delivered upon exercise thereof have been registered under the Securities Act or that an exemption from the registration requirements of the Securities Act is available.

        4. FRACTIONAL INTEREST. In lieu of issuing fractional shares of Common Stock upon exercise of the Warrants, the Company may pay the Holder a cash amount determined by multiplying the fraction of a share otherwise issuable by the Fair Market Value of one share of Common Stock. For this purpose, "Fair Market Value" means the average closing sale price for the ten trading days immediately preceding the Exercise Date or, if there is no last-sale reporting for the Common Stock at such time, then the value as determined in good faith by the Board of Directors of the Company.

        5. WARRANTS CONFER NO RIGHTS OF STOCKHOLDER. The Holder shall not have any rights as a stockholder of the Company with regard to the Warrant Shares prior to the Exercise Date for any actual purchase of Warrant Shares.

        6. INVESTMENT REPRESENTATION. Neither the Warrants nor the Warrant Shares issuable upon the exercise of the Warrants have been registered under the Securities Act or any state securities laws. The Holder acknowledges by acceptance of this certificate that, as of the date of this Warrant and at the time of exercise, (a) the Holder has acquired the Warrants or the Warrant Shares, as the case may be, for investment and not with a view to distribution; and either (b) the Holder has a pre-existing personal or business relationship with the Company or its executive officers, or by reason of the Holder's business or financial experience the Holder has the capacity to protect the Holder's own interests in connection with the transaction; and (c) the Holder and its members are each accredited investors as that term is defined in Rule 501(a) of Regulation D under the Securities Act. The Holder agrees, by acceptance of this certificate, that any Warrant Shares purchased upon exercise of the Warrants may have to be held indefinitely, until registered and qualified for resale pursuant to Section 7, or until an exemption from registration is available, as evidenced by an opinion of counsel reasonably satisfactory to the Company. The Holder, by acceptance of this certificate, consents to the placement of a restrictive legend (the "Legend") on the certificates representing any Warrant Shares that are purchased upon exercise of the Warrants during the applicable restricted period under Rule 144 or any other applicable restricted period under the Securities Act. The Legend shall be in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH


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        SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD,
        TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, UNLESS IN THE WRITTEN LEGAL OPINION (APPROVED BY THE COMPANY) OF COUNSEL SATISFACTORY TO THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED.

        7. REGISTRATION RIGHTS. The Company agrees, on the following terms and subject to the following conditions, to register under the Securities Act the resale of all Warrant Shares which are purchasable upon the exercise of the Warrants (the "Registrable Securities"), at the Company's own expense, with the exception of any legal and advisory fees or expenses incurred by the Holder in connection with the registration.

        7.1 FILING OF REGISTRATION STATEMENT. The Company shall prepare and file with the United States Securities and Exchange Commission ("SEC") not later than 60 days after the date hereof a registration statement on an appropriate form (the "Registration Statement") for registration under the Securities Act of the resale of the Registrable Securities.

        7.2 INFORMATION. In connection with the preparation of the Registration
Statement:

          (1) The Holder shall furnish to the Company all information reasonably requested by the Company (including, for example, information regarding the Holder's intended method of disposition of the Registrable Securities) for inclusion in the Registration Statement and response to the SEC comments and questions.

          (2) As the Holder may be deemed a statutory underwriter of any Registrable Securities sold by the Holder under the Registration Statement, the Company shall give the Holder and its legal counsel and accountants such access to copies of the Company's records and documents and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary, in the opinion of the Holder or its legal counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

        7.3 EFFECTIVENESS OF REGISTRATION STATEMENT. The Company shall use its best efforts to cause the Registration Statement to become effective within 150 days after the date hereof (but if not effective within such period, the Company shall continue to use its best efforts to cause the Registration Statement to become effective as soon as possible thereafter) and


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to keep the Registration Statement effective thereafter until the earlier of (i)
the date on which all Registrable Securities have been resold pursuant to the Registration Statement or otherwise resold without restriction under the Securities Act, or (ii) the date on which is ended the two-year period referenced in Rule 144(k) under the Securities Act or any successor rule or subsection relating to the resale of "restricted securities" by "non-affiliates" of an issuer, as such terms are defined in the Securities Act and the rules and regulations promulgated thereunder.

        7.4 AMENDMENT AND SUPPLEMENTS. The Company shall prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities.

        7.5 COPIES OF PROSPECTUSES. The Company shall furnish to the Holder of such numbers of copies of prospectuses or prospectus documents conforming with the requirements of the Securities Act as the Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by the Holder.

        7.6 BLUE SKY REGULATIONS. The Company shall use its best efforts to register and qualify the Registrable Securities under the state securities or Blue Sky laws ("State Laws") of such jurisdictions as the Holder reasonably requests.

        7.7 QUIET PERIODS. The Holder agrees that, upon its receipt of any notice from the Company of the happening of any event which makes any statement made in the Registration Statement, the prospectus or any documents incorporated therein by reference, untrue in any material respect or which requires the making of any changes in the Registration Statement, the prospectus or any document incorporated therein by reference, in order to make the statements therein not misleading in any material respect, the Holder will forthwith discontinue disposition of Registrable Securities under the prospectus related to the Registration Statement until the Company provides the Holder with copies of the supplemented or amended prospectus or prospectus documents, or until the Holder is advised in writing by the Company that the use of the prospectus may be resumed. The Company agrees to provide the Holder with such copies of the supplemented or amended prospectus or prospectus documents, or notice that use of the prospectus may be resumed, as soon as reasonably practicable.

        7.8 TRADING MARKET. The Company covenants to use its best efforts to maintain a continuous trading market for its Common Stock on the Nasdaq SmallCap Market or National Market System or a

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United States national securities exchange throughout the period that the registration rights afforded by this Section 7 remain in effect.

        7.9 COMPLIANCE WITH ANTI-MANIPULATION RULES. The Holder agrees that, with respect to the offering for resale of the Registrable Securities, the Holder will comply with Regulation M promulgated under the Exchange Act and such other or additional anti-manipulation rules then in effect (the "Anti-Manipulation Rules") until such offering has been completed. The Company also agrees to comply with the Anti-Manipulation Rules with respect to the offering for resale of the Registrable Securities until such offering has been completed.

        7.10 INDEMNIFICATION. To the extent permitted by law, the Company agrees to indemnify and hold harmless the Holder and its affiliates and agents, and the Holder agrees to indemnify and hold harmless the Company and its affiliates and agents:

          (1) against any losses, claims, damages and liabilities and any legal or other costs and expenses reasonably incurred by such indemnified parties in connection with investigating or defending any such loss, claim, damage liability, or action to which such parties may become subject under the Securities Act or other federal or state law, insofar as such losses, claims, damages, liabilities, costs or expenses (or actions in respect thereof) did not arise out of and were not based upon written information furnished by such parties expressly for use in the Registration Statement; and

          (2) for amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected by the indemnifying party without the prior written consent of the other party to this Warrant, which consent shall not be unreasonably withheld.

        7.11 ENFORCEMENT. In the event of a material breach of the terms of this
Section 7 by the Company, the Holder will be entitled to enforce its rights under this Section 7 specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision hereof, and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach by the Company of the provisions hereof, and that the Subscriber may in its sole discretion apply to a court of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions hereof. In addition, upon the occurrence of a material breach by the Company or by the Holder of this Section 7, the breaching party shall pay all costs and expenses (including the prevailing party's


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attorney's fees and expenses) reasonably incurred in connection with the preservation and enforcement of such party's rights hereunder.

        7.12 SUBSEQUENT HOLDERS. Any person who acquires the Warrants or Warrant Shares in a transaction that does not result in such person receiving securities which are free of restrictions on transfer in the United States and to U.S. Persons, such person shall be entitled to the benefit of all of the rights and privileges set forth in this Section 7, provided that such person agrees in a writing to the Company to undertake all of the obligations of the Holder under this Section 7.

        8. RESERVATION OF SHARES. The Company agrees that, at all times during the Exercise Period, the Company will have authorized and reserved, for the exclusive purpose of issuance and delivery upon exercise of the Warrants, a sufficient number of shares of its Common Stock to provide for the issuance of the Warrant Shares.

        9. ADJUSTMENT FOR CHANGES IN CAPITAL STOCK. If the Company at any time during the Exercise Period shall, by subdivision, combination or reclassification of securities, change any of the securities into which the Warrants are exercisable into the same or a different number of securities of any class or classes, the Warrants shall thereafter entitle the Holder to acquire such number and kind of securities as would have been issuable as a result of such change with respect to the Warrant Shares if the Warrant Shares had been outstanding immediately prior to such subdivision, combination, or reclassification. If shares of the Company's Common Stock are subdivided into a greater number of shares of Common Stock, the Exercise Price for the Warrant Shares upon exercise of the Warrants shall be proportionately reduced and the number of Warrant Shares shall be proportionately increased; and conversely, if shares of the Company's Common Stock are combined into a smaller number of shares of Common Stock, the Exercise Price shall be proportionately increased, and the number of Warrant Shares shall be proportionately decreased.

        10. LOSS, THEFT, DESTRUCTION OR MUTILATION OF CERTIFICATE. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate representing the Warrants or the Warrant Shares (referred to herein as the "original certificate"), and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the original certificate if mutilated, the Company will make and deliver a new certificate of like tenor in lieu of the original certificate.


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        11. ASSIGNMENT. The Warrants may be transferred subject to the provisions of Section 6.

        12. GENERAL. This certificate shall be governed by and construed in accordance with the laws of the State of California applicable to contracts between California residents entered into and to be performed entirely within the State of California. The headings herein are for purposes of convenience and reference only and shall not be used to construe or interpret the terms of this certificate. The terms of this certificate may be amended, waived, discharged or terminated only by a written instrument signed by both the Company and the Holder. All notices and other communications from the Company to the Holder shall be mailed by first-class registered or certified mail, postage pre-paid, to the address furnished to the Company in writing by the last Holder who shall have furnished an address to the Company in writing.


Dated: April   , 1997



                                        MICROTEL INTERNATIONAL, INC.


                                        By: /s/ Carmine T. Oliva
                                            ------------------------------------
                                            (Authorized Signature)


                                            President and CEO
                                            ------------------------------------
                                            (Name and Title)


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                               NOTICE OF EXERCISE


To: MicroTel International, Inc. (the "Company")

        1. The undersigned hereby elects to exercise a total of ______________ Warrants for the purchase of a like number of Warrant Shares, and tenders herewith payment of the Exercise Price for such shares in full.

        2. In exercising the Warrants, the undersigned hereby confirms and acknowledges that the Warrant Shares are being acquired solely for the account of the undersigned for investment, and that the undersigned will not offer, sell or otherwise dispose of any of the Warrant Shares unless the Warrant Shares have been registered under the Securities Act or an exemption from such registration is available, as evidenced by an opinion of counsel reasonably satisfactory to the Company.

        3. The undersigned hereby certifies that the undersigned has delivered to the Company an opinion of counsel to the effect that the Warrants and the Warrant Shares have been registered under the Securities Act or an exemption form such registration is available.

        4. Please issue a certificate representing the Warrant Shares in the name of the Holder and deliver the certificate to the address set forth below.

        5. Please issue a new certificate representing the unexercised portion (if any) of the Warrants in the name of the Holder and deliver the certificate to the address set forth below.


Dated: __________________


______________________________________
(Name of Holder)


______________________________________
(Authorized Signature)


Address for Delivery:

______________________________________

______________________________________

______________________________________

______________________________________


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